THE ADVISORS’ INNER CIRCLE FUND II

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund II, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Vontobel U.S. Equity Institutional Fund, a series of Advisers Investment Trust (the “Target Trust”), into the Vontobel U.S. Equity Fund, a series of the Trust; and (ii) the Vontobel Global Environmental Change Fund, a series of the Target Trust, into the Vontobel Global Environmental Change Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Kathleen Gaffney	Date: June 21, 2024
Kathleen Gaffney
Trustee

THE ADVISORS’ INNER CIRCLE FUND II

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund II, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Vontobel U.S. Equity Institutional Fund, a series of Advisers Investment Trust (the “Target Trust”), into the Vontobel U.S. Equity Fund, a series of the Trust; and (ii) the Vontobel Global Environmental Change Fund, a series of the Target Trust, into the Vontobel Global Environmental Change Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Joseph T. Grause, Jr.	Date: June 20, 2024
Joseph T. Grause, Jr.
Trustee

THE ADVISORS’ INNER CIRCLE FUND II

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund II, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Vontobel U.S. Equity Institutional Fund, a series of Advisers Investment Trust (the “Target Trust”), into the Vontobel U.S. Equity Fund, a series of the Trust; and (ii) the Vontobel Global Environmental Change Fund, a series of the Target Trust, into the Vontobel Global Environmental Change Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ N. Jeffrey Klauder	Date: June 22, 2024
N. Jeffrey Klauder
Trustee

THE ADVISORS’ INNER CIRCLE FUND II

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund II, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Vontobel U.S. Equity Institutional Fund, a series of Advisers Investment Trust (the “Target Trust”), into the Vontobel U.S. Equity Fund, a series of the Trust; and (ii) the Vontobel Global Environmental Change Fund, a series of the Target Trust, into the Vontobel Global Environmental Change Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Robert Mulhall	Date: June 22, 2024
Robert Mulhall
Trustee

THE ADVISORS’ INNER CIRCLE FUND II

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund II, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Vontobel U.S. Equity Institutional Fund, a series of Advisers Investment Trust (the “Target Trust”), into the Vontobel U.S. Equity Fund, a series of the Trust; and (ii) the Vontobel Global Environmental Change Fund, a series of the Target Trust, into the Vontobel Global Environmental Change Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Robert A. Nesher	Date: June 26, 2024
Robert A. Nesher
Trustee

THE ADVISORS’ INNER CIRCLE FUND II

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund II, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Vontobel U.S. Equity Institutional Fund, a series of Advisers Investment Trust (the “Target Trust”), into the Vontobel U.S. Equity Fund, a series of the Trust; and (ii) the Vontobel Global Environmental Change Fund, a series of the Target Trust, into the Vontobel Global Environmental Change Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Bruce Speca	Date: June 20, 2024
Bruce Speca
Trustee

THE ADVISORS’ INNER CIRCLE FUND II

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund II, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Vontobel U.S. Equity Institutional Fund, a series of Advisers Investment Trust (the “Target Trust”), into the Vontobel U.S. Equity Fund, a series of the Trust; and (ii) the Vontobel Global Environmental Change Fund, a series of the Target Trust, into the Vontobel Global Environmental Change Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Monica Walker	Date: June 20, 2024
Monica Walker
Trustee

THE ADVISORS’ INNER CIRCLE FUND II

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund II, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Vontobel U.S. Equity Institutional Fund, a series of Advisers Investment Trust (the “Target Trust”), into the Vontobel U.S. Equity Fund, a series of the Trust; and (ii) the Vontobel Global Environmental Change Fund, a series of the Target Trust, into the Vontobel Global Environmental Change Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Michael Beattie	Date: June 26, 2024
Michael Beattie
President

THE ADVISORS’ INNER CIRCLE FUND II

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund II, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) the Vontobel U.S. Equity Institutional Fund, a series of Advisers Investment Trust (the “Target Trust”), into the Vontobel U.S. Equity Fund, a series of the Trust; and (ii) the Vontobel Global Environmental Change Fund, a series of the Target Trust, into the Vontobel Global Environmental Change Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the U.S. Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Andrew Metzger	Date: June 20, 2024
Andrew Metzger
Treasurer, Controller and Chief Financial Officer